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

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                                            INCORPORATED UNDER THE LAWS                                           COMMON STOCK
                                              OF THE STATE OF DELAWARE                                           $.01 PAR VALUE

              NUMBER                                                                                                 SHARES
      ----------------------                                                                                -----------------------
            C                                                                ADVANCE PARADIGM, INC.
      ----------------------                                                                                -----------------------

                                    THIS CERTIFICATE IS TRANSFERABLE IN                                        CUSIP 007491 10 3
                                    DALLAS, TEXAS AND NEW YORK, NEW YORK                                    SEE REVERSE FOR CERTAIN
                                                                                                                    DEFINITIONS
                                    THIS CERTIFIES THAT




                                    IS THE RECORD HOLDER OF

                                                           FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK OF

                                    Advance Paradigm, Inc., a Delaware corporation (hereinafter referred to as the "Corporation"), transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the transfer agent and registered by the registrar.
                                        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                                              [SIGCUT]                                 Dated:

                                             PRESIDENT
                                                                     [SEAL]            COUNTERSIGNED AND REGISTERED:
                                              [SIGCUT]                                               MELLON INVESTOR SERVICES LLC
                                                                                                                   TRANSFER AGENT
                                              SECRETARY                                                             AND REGISTRAR

                                                                                       BY

                                                                                                              AUTHORIZED SIGNATURE

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                                NAME CHANGED TO
                                   ADVANCEPCS
                                      AND
                          ISSUE DESIGNATION CHANGED TO
                                 CLASS A COMMON
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                                                     ADVANCE PARADIGM, INC.

     The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the
Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common                            UNIF GIFT MIN ACT -- .......... Custodian ..........
     TEN ENT -- as tenants by the entireties                                           (Cust)               (Minor)
     JT TEN  -- as joint tenants with right of                                       under Uniform Gifts to Minors
                survivorship and not as tenants                                      Act ............................
                in common                                                                        (State)

                        Additional abbreviations may also be used though not in the above list.

                For value received, _______________________ hereby sell, assign and transfer unto

                PLEASE INSERT SOCIAL SECURITY OR OTHER
                 IDENTIFYING NUMBER OF ASSIGNEE
                --------------------------------


                --------------------------------


                ------------------------------------------------------------------------------------
                    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                ------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------

                ----------------------------------------------------------------------------- shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                --------------------------------------------------------------------------- Attorney
                to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

                Dated
                      ----------------------------



                                                 ---------------------------------------------------
                                        NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND
                                                 WITH THE NAME AS WRITTEN UPON THE FACE OF THE
                                                 CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                                 OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                   SIGNATURE GUARANTEED:


                BY
                   ---------------------------------------------------------------
                   THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
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